UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2021

Hydrofarm Holdings Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Canal Road Fairless Hills, PA 19030
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2021, Hydrofarm Holdings Group, Inc., (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Gotham Properties LLC, an Oregon limited liability company (“Gotham Properties”), Aurora Innovations Inc., an Oregon corporation (“Aurora Innovations”), Aurora International, Inc., an Oregon corporation (“Aurora International” and, together with Gotham Properties and Aurora Innovations, “Aurora”), and certain equityholders party thereto, pursuant to which the Company will acquire 100% of the issued and outstanding membership interests of Aurora (the “Acquisition”). Pursuant to the terms of the Purchase Agreement, the Company has agreed to pay a purchase price of up to $161 million, consisting of $135 million in cash and $26 million of its common stock, subject to customary adjustments at closing for cash, working capital, transaction expenses and indebtedness of Aurora. The purchase price excludes a potential earn out payment estimated at approximately $21 million based on achievement of certain performance metrics.

Founded in 2000, Aurora is a family-owned business with a strong vertically integrated manufacturing base with three locations across North America. The company is dedicated to ethical and sustainable practices and offers comprehensive plant fertility product lines free from harmful chemical residues and pesticides. Aurora will add to the Company’s growing proprietary brand nutrient and grow media line-ups, including its first organic nutrient and premium soil brands. The Company will also gain new domestic manufacturing and distribution capabilities on the east and west coasts along with a peat moss harvesting operation in Canada.

The Acquisition is expected to close in July 2021, subject to customary closing conditions. The Purchase Agreement also includes customary representations, warranties and covenants of the Company and Aurora.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 17, 2021, the Company issued a press release announcing the Acquisition. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On June 21, 2021, the Company issued a press release announcing the Redemption (as defined below). A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press releases attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On June 21, 2021, the Company issued a press release announcing the redemption of certain of its outstanding warrants to purchase shares of the Company’s common stock that were issued in connection with a private placement of units, each consisting of a share of common stock and a warrant to purchase an additional one-half (1/2) shares of common stock which concluded on October 30, 2018 (the “Redemption”). A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.2 or the Notice of Redemption attached hereto as Exhibit 99.3 shall constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the Acquisition and the Redemption described above. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filing made with the SEC on March 30, 2021. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. The Company disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*#	Securities Purchase Agreement, dated as of June 17, 2021, by and among Hydrofarm Holdings Group, Inc., Gotham Properties LLC, Aurora Innovations Inc., an Oregon corporation, Aurora International, Inc., and certain equityholders party thereto.

99.1	Press Release, dated June 17, 2021, announcing the Acquisition.

99.2	Press Release, dated June 21, 2021 announcing the Redemption.

99.3	Notice of Redemption, dated June 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

#	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: June 21, 2021	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer